Click to edit Master title style EXHIBIT 99.1 Business Update August 16, 2017

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

3 • Overview • Long-Term Growth Update • Summary

4 DTE Electric • Electric generation and distribution • 2.2 million customers • Fully regulated Growth driven by infrastructure investments aimed at improving customer reliability Growth driven by strategic opportunities 75%-80% Utility 20%-25% Non-Utility DTE Gas • Natural gas transmission, storage and distribution • 1.3 million customers • Fully regulated Gas Storage & Pipelines • Transport, store and gather natural gas • 5 pipelines, 91 Bcf of storage Power & Industrial Projects • Own and operate energy related assets • 68 sites, 17 states Energy Trading • Active physical and financial gas and power marketing company DTE earnings are 90-95% regulated or contracted Growth is driven by strong, stable utilities and complementary non-utility businesses

5  Infrastructure investments drive regulated utility growth  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Distinctive operational excellence and customer satisfaction deliver service integrity  Strong BBB credit rating supports dividend and EPS growth 5%-7% Operating EPS* growth target ~7% dividend growth targeted in 2018 and 2019 Premium total shareholder return Strong balance sheet * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Our business strategy is fundamental to creating value for investors

6 • Overview • Long-Term Growth Update • Summary

7 2017 – 2021 Plan 2012 – 2016 $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric ................ $8.4 billion Distribution infrastructure, new generation, replacement Gas ...................... $1.8 billion Base infrastructure, NEXUS related, main replacement GSP ......... $2.2 to $2.8 billion Expansions, NEXUS P&I .......... $0.6 to $1.0 billion Cogeneration, on-site energy +12.5% Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities

8 DTE Electric Investment New generation • Replace remaining coal with cleaner energy Distribution infrastructure • Move electric reliability to 1st quartile Replacement and other • Reduce costs through productivity and efficiency improvements 2012 – 2016 2017 – 2021 $7.4 billion $8.4 billion $9.8 billion 61% 2016 2030 Scenario* Electric Generation Shift (% of GWh) Renewables Gas Coal 21% 10% 8% 20% 20% 40% 20% 40% 40% 20% 2040 Scenario* Nuclear/Other * Timing and mix subject to change 2022 – 2026 DTE Electric’s generation and distribution infrastructure replacement will continue to improve service to customers over the next 10 years

9 DTE Gas Investment Base infrastructure • Transmission, compression, distribution, storage Main replacement • Strengthen gas infrastructure by reducing planned main replacement cycle by half NEXUS related 2012 – 2016 2017 – 2021 $1.4 billion $1.8 billion 2022 – 2026 $1.7 billion DTE Gas’ infrastructure renewal and replacement improves service to customers over the next 10 years

Gas Storage & Pipelines (GSP) has an asset portfolio with multiple growth platforms



Michigan Gathering
DTE Storage
DTE Gas
Vector Pipeline
NEXUS Pipeline
Utica Shale
Marcellus Shale
Millennium Pipeline
Bluestone Pipeline & Gathering
Tennessee Pipeline
Birdsboro Pipeline
Texas Eastern Pipeline
Link Lateral & Gathering
Columbia Pipeline

Growth Platforms

✓ Purposefully located in the best geology in North America
  - Millennium Pipeline
  - Bluestone Pipeline & Gathering
  - Link* Lateral & Gathering
  - NEXUS Pipeline

Michigan Assets

✓ Strategically located between Chicago and Ontario, Canada trading hubs
  - Vector Pipeline
  - Storage
  - Gathering

* Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG)

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11 Renewable Energy Industrial Energy Services Reduced Emissions Fuel (REF) • Wood-fired power plants • Landfill gas to energy conversion • On-site utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Projects to reduce emissions from coal-fired plants • Utility contracted Typical contract 10-25 years Contract duration 14 years Typical contract 5-20 years Contract duration 6 years Contract duration 4.5 years Power & Industrial Projects (P&I) operates three distinct business lines across the United States

12 • Overview • Long-Term Growth Update • Summary

13 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix • On track to achieve 2017 operating EPS* guidance given strong first-half financial performance • Driving utility growth through infrastructure investments focused on improving reliability and the customer experience • Transforming generation fleet to reduce carbon emissions by more than 80 percent and provide cleaner energy to customers • Continuing strategic and sustainable growth in non-utility businesses • Delivering strong EPS and dividend growth that drive premium total shareholder returns Summary

14 Appendix

15 (millions, except EPS) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS* Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 Original Guidance Revised Guidance $610 - $624 143 - 151 145 - 155 100 - 110 (64) - (60) $934 - $980 $5.21 - $5.46 $10 - $20 $944 - $1,000 179.5 $5.26 - $5.57 Increased 2017 operating EPS* guidance midpoint 11 cents to $5.42 per share

16 * Source: Bloomberg (as of 6/30/2017) 2011 2012 2013 2014 2015 2016 2017 Annualized Dividend per Share $2.35 $3.30 Total Shareholder Return* (dollars per share) Targeting ~7% dividend increases in 2018 and 2019 113% 238% 79% 140% DTE Energy S&P 500 Utilities 10-YR5-YR Top quartile Top quartile of S&P 500 Utilities for 5 and 10 year periods Consistently provide value to shareholders

17 * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings 21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Update on equity issuances: ‒ No equity issuances planned for 2017 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • $1.7 billion of available liquidity at June 2017 • Successfully extended the existing $1.9 billion credit facilities to 2022 Cash flow and balance sheet remain strong

18 2016 Actual 2017 Guidance DTE Electric Distribution infrastructure $567 $690 New generation 131 45 Replacement & other 805 725 $1,503 $1,460 DTE Gas Base infrastructure $177 $200 NEXUS related 94 90 Main replacement 124 145 $395 $435 Non-Utility $1,533 $900 - $1,100 Total $3,431 $2,795 - $2,995 2016 Actual 2017 Guidance Cash from operations $2.1 $1.9 Capital expenditures (3.4) (3.0) Free cash flow ($1.3) ($1.1) Asset sales & other $0.0 $0.0 Dividends (0.5) (0.6) Net cash ($1.8) ($1.7) Debt financing: Issuances $2.7 $2.0 Redemptions (0.9) (0.3) Change in debt $1.8 $1.7 Capital ExpendituresCash Flow (billions) (millions) Cash flow and capital expenditures guidance support growth target

19 Committed to providing cleaner energy to customers and reducing carbon emissions by over 80% Carbon emissions reduction goals • Retiring aging coal-fired plants - ending use of coal by 2040 • Adding 3,500 megawatts of natural gas-fired energy capacity to supply 24/7 power and ensure reliability • Constructing up to 4,000 megawatts of additional renewable energy capacity Early 2020s 2030 2040 2050 2005 45% 75% 30% >80%

20  Minimal regulatory lag  Solid ROEs  Unique recovery mechanisms Source: Barclays, February 2017 Top Tier Michigan’s regulatory environment is one of the most constructive in the United States

21 DTE Gas DTE Electric • Expect to file late 2017 / early 2018 • General rate case - April 2017 (U-18255) – Requested rate recovery: $231 million; 10.5% ROE  Staff testimony: August 2017  Cross examination: October 2017  Self implementation: November 2017  Briefs: November 2017  Final order: by April 2018 • Capacity charge case - April 2017 (U-18248) • 5 year draft electric distribution plan - June 2017 (U-18014) • Certificate of Necessity filing - July 2017 • Annual rate cases 2018+ Regulatory update

22Source: IHS 15.0 15.5 16.4 22.7 23.5 2013 2014 2015 2016 2017E Housing Start Ups (000s) Lowest unemployment in Michigan since 2000 7th top state for business* Michigan has the highest number of manufacturing jobs since 2007** $407 $414 $421 $429 $437 2013 2014 2015 2016 2017E Gross State Product (billions) 7th best state to make a living in 2016*** * Source: CNBC ** Source: U.S. Department of Labor 8.5% 7.1% 5.4% 4.9% 4.9% 2013 2014 2015 2016 2017E *** Source: Forbes Unemployment Rate Positive trends continue with Michigan’s economy

23 * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges Targeting 6% - 7% growth(millions) $15.6B ~$20.9BYE Rate Base** $704M ~$923MDepreciation 2016A 2017E 2018E 2019E 2020E 2021E Distribution infrastructure New generation Replacement and other* 2017E - 2021E Total $2,000 $8,400 $3,200 $3,200 $1,503 $1,460 $1,700 $1,600 $1,800$1,840 DTE Electric plans $8.4 billion of investments over the next 5 years with a focus on increasing customer reliability

24 2016A 2017E 2018E 2019E 2020E 2021E 2017E - 2021E Total Base infrastructure Main replacement* NEXUS related $1,800 $100 $700 $1,000 $3.7B ~$5.1B - $5.2BYE Rate Base** $104M ~$154MDepreciation ** Includes working capital $395 $435 $375 $330 $330 $330 * Includes main renewal, meter move-out and pipeline integrity (millions) Targeting 7% - 8% growth Customer reliability will be improved through $1.8 billion of planned investments over the next 5 years at DTE Gas

Reconciliation of reported to operating earnings (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2016 Actual — **Net Income (millions)***

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 622	$ 138	$ 119	$ 95	$ (61)	$ 913	$ (45)	$ 868
Plant closure	-	-	-	-	-	-	-	-
Link	-	-	8	-	2	10	-	10
Certain mark-to-market transactions	-	-	-	-	-	-	70	70
Operating Earnings	$ 622	$ 138	$ 127	$ 95	$ (59)	$ 923	$ 25	$ 948

2016 Actual — **EPS****

After-tax items:	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 3.47	$ 0.77	$ 0.66	$ 0.53	$ (0.35)	$ 5.08	$ (0.25)	$ 4.83
Plant closure	-	-	-	-	-	-	-	-
Link			0.05		0.01	0.06		0.06
Certain mark-to-market transactions	-	-	-	-	-	-	0.39	0.39
Operating Earnings	$ 3.47	$ 0.77	$ 0.71	$ 0.53	$ (0.34)	$ 5.14	$ 0.14	$ 5.28

* Total tax impact of adjustments to reported earnings: $51m

** Total tax impact of adjustments to reported EPS: $0.29

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26 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP)